UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Glucotrack, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED OCTOBER 13, 2026

Glucotrack, Inc.

301 Rte. 17 North, Suite 800

Rutherford, NJ 07070

(201) 842-7715

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on [    ], 2026

To the Stockholders of Glucotrack, Inc.

Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Glucotrack, Inc., a Delaware corporation (the “Company”), will be held exclusively online via the Internet on [  ], 2026, at [  ] (Eastern Time), for the following purposes (which are more fully described in the Proxy Statement, which is attached and made a part of this Notice):

1.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of common stock of the Company, par value $0.001 per share (the “Common Stock”) issuable upon conversion of the senior secured convertible promissory notes, as amended (the “September Notes”) and exercise of the common stock purchase warrants (as amended, the “September Warrants”) issued to certain investors (the “September Investors”) pursuant to that certain securities purchase agreement, dated September 10, 2026, by and between the Company and the September Investors (the “Purchase Agreement”) (such transactions, together with the amendments to the September Notes and the September Warrants entered into beginning September 22, 2026, the “September Financing”), which shares may represent more than 20% of the Company’s issued and outstanding Common Stock as of the date of the Purchase Agreement (the “Nasdaq Stock Issuance (September Financing) Proposal” or “Proposal 1”);

2.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of Common Stock issuable upon exercise of the common stock purchase warrant, as amended by Amendment No. 1, dated as of September 14, 2026, and Amendment No. 2, dated as of September 22, 2026 (the “PIPE Warrant”) issued to that certain investor (the “PIPE Purchaser”) pursuant to that certain securities purchase agreement, dated August 4, 2026, by and between the Company and the PIPE Purchaser (the “Interim PIPE SPA”) (the “Nasdaq Stock Issuance (PIPE Warrant) Proposal” or “Proposal 2”);

3.	To approve one or more amendments to the Company’s certificate of incorporation to effect one or more reverse stock splits of the Company’s Common Stock at an aggregate ratio not to exceed 1-for-[ ] (the “Reverse Stock Split Proposal” or “Proposal 3”);

4.	To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if it is determined by the Company that more time is necessary or appropriate to approve Proposals 1, 2 or 3, or to constitute a quorum at the Special Meeting (the “Adjournment Proposal” or “Proposal 4”); and

5.	To transact such other business as may properly come before the Special Meeting.

The Board of Directors unanimously recommends that stockholders vote “FOR” Proposals 1, 2 and 3 and, if presented, Proposal 4. The Board of Directors’ reasons for seeking approval of each of the proposals are set forth in the attached proxy statement. The Company does not expect a vote to be taken on any other matters at the Special Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on [ ], 2026, are entitled to notice of, and to attend and to vote at, the Special Meeting and any postponement or adjournment thereof.

The accompanying proxy statement for the Special Meeting (the “Proxy Statement”) contains important information about the Special Meeting and the proposals. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

The Proxy Statement for the Special Meeting is dated [  ], 2026, and is being distributed or made available to stockholders on or about that date.

The Special Meeting will be held exclusively online at www.virtualshareholdermeeting.com/GCTK[__]. At this website, you may attend the meeting, vote your shares electronically, and submit questions by entering the 16-digit control number from your proxy card. We recommend logging in at least 15 minutes before the meeting begins.

Your vote is important. Whether or not you plan to attend the virtual Special Meeting, please vote by telephone or over the Internet, or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Special Meeting. Instructions for voting are described in the Proxy Statement and the proxy card.

You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the meeting.

By Order of the Board of Directors of
Glucotrack, Inc.
Sincerely,

Erik Emerson
Chief Executive Officer

Rutherford, New Jersey

[     ], 2026

i

GLUCOTRACK, INC.

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held on [   ], 2026

The following information is furnished to each stockholder in connection with the foregoing Notice of Special Meeting of Stockholders of Glucotrack, Inc., a Delaware corporation, to be held exclusively online via the Internet on [  ], 2026, at [  ] (Eastern Time) at www.virtualshareholdermeeting.com/GCTK2026[__]. The enclosed proxy is for use at the special meeting of stockholders (the “Special Meeting”) and any postponement or adjournment thereof. Unless the context requires otherwise, references to “Glucotrack,” “the Company,” “we,” “our,” and “us” in this Proxy Statement refer to Glucotrack, Inc.

In accordance with the bylaws of the Company (as they may be amended, supplemented or otherwise modified from time to time, the “Bylaws”), the Special Meeting has been called for the following purposes:

1.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of common stock of the Company, par value $0.001 per share (the “Common Stock”) issuable upon conversion of the senior secured convertible promissory notes, as amended (the “September Notes”) and exercise of the common stock purchase warrants (as amended, the “September Warrants”) issued to certain investors (the “September Investors”) pursuant to that certain securities purchase agreement, dated September 10, 2026, by and between the Company and the September Investors (the “Purchase Agreement”) (such transactions, together with the amendments to the September Notes and the September Warrants entered into beginning September 22, 2026, the “September Financing”), which shares may represent more than 20% of the Company’s issued and outstanding Common Stock as of the date of the Purchase Agreement (the “Nasdaq Stock Issuance (September Financing) Proposal” or “Proposal 1”);

2.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of Common Stock issuable upon exercise of the common stock purchase warrant, as amended by Amendment No. 1, dated as of September 14, 2026, and Amendment No. 2, dated as of September 22, 2026 (the “PIPE Warrant”) issued to that certain investor (the “PIPE Purchaser”) pursuant to that certain securities purchase agreement, dated August 4, 2026, by and between the Company and the PIPE Purchaser (the “Interim PIPE SPA”) (the “Nasdaq Stock Issuance (PIPE Warrant) Proposal” or “Proposal 2”);

3.	To approve one or more amendments to the Company’s certificate of incorporation to effect one or more reverse stock splits of the Company’s Common Stock at an aggregate ratio not to exceed 1-for-[ ] (the “Reverse Stock Split Proposal” or “Proposal 3”);

4.	To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if it is determined by the Company that more time is necessary or appropriate to approve Proposals 1, 2 or 3, or to constitute a quorum at the Special Meeting (the “Adjournment Proposal” or “Proposal 4”); and

5.	To transact such other business as may properly come before the Special Meeting.

Stockholders of record at the close of business on [  ], 2026 (the “record date”), are entitled to notice of, and to attend and to vote at, the Special Meeting and any postponement or adjournment thereof. We intend to mail this Proxy Statement, together with a proxy card, on or about [  ], 2026, to all stockholders entitled to vote at the Special Meeting.

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Questions and Answers about the Special Meeting and Voting

Q:	Who may attend the Special Meeting?

A:	Attendance at the Special Meeting will be limited to those persons who were stockholders, or held Common Stock through a broker, bank or other nominee, at the close of business on [ ], 2026, the record date for the Special Meeting.

Q:	Who may vote at the Special Meeting?

A:	Our Board of Directors (“Board”) set [ ], 2026, as the record date for the Special Meeting. If you owned shares of our Common Stock at the close of business on [ ], 2026, you may attend and vote at the Special Meeting. Each stockholder is entitled to one vote for each share of Common Stock held on all matters to be voted on. As of [ ], 2026, there were [ ] shares of our Common Stock outstanding and entitled to vote at the Special Meeting.

Q:	How do I vote my shares if I hold my shares through a broker rather than directly?

A:	If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, a stockholder of record. As a stockholder of record, you have the right to vote at the Special Meeting.

If your shares are held in a brokerage account, bank or by another nominee or trustee, you are considered the beneficial owner of shares held in “street” name. In that case, the proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instructions included in the proxy materials. As the beneficial owner, you are also invited to attend the Special Meeting, but because the beneficial owner is not the stockholder of record, you may not vote these shares virtually at the Special Meeting unless you obtain a “legal proxy” from the broker, bank, nominee, or trustee that holds your shares, giving you the right to vote the shares at the Special Meeting.

As indicated above, if your shares are held in “street” name by a broker, bank, or other nominee, they should send you instructions that you must follow in order to have your shares voted at the Special Meeting.

If you hold shares in your own name, you may vote by proxy in any one of the following ways:

●	Via the Internet by accessing the proxy materials on the secured website www.proxyvote.com and following the voting instructions on that website. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on [ ], 2026, the day before the Special Meeting. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded;

●	Via telephone by calling toll free 1-800-690-6903 and following the recorded instructions. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on [ ], 2026, the day before the Special Meeting. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded; or

●	By completing, dating, signing and returning the proxy card. If you received the proxy card by mail and choose to vote by mail, simply mark your proxy card, date and sign it, and return it. Your proxy card must be received by the close of business on [ ], 2026, the day before the Special Meeting.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 p.m. Eastern Time on [  ], 2026, the day before the Special Meeting. If you submit or return a proxy card without giving specific voting instructions, your shares will be voted as recommended by the Board, as permitted by law.

Q:	How will my shares be voted?

A:	All shares which are entitled to vote and represented by a properly completed, executed and delivered proxy received before the Special Meeting and not revoked will be voted at the Special Meeting as instructed by you in a proxy delivered before the Special Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted “FOR” each of the proposals, and in the discretion of the proxy holder with regard to any other matters that may be properly presented at the Special Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Q:	Is my vote confidential?

A:	Yes, your vote is confidential. The only persons who have access to your vote are the inspector of election, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

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Q:	What is the quorum requirement for the Special Meeting?

A:	One third (1/3) of our outstanding shares of Common Stock entitled to vote, as of the record date, must be present at the Special Meeting virtually or by proxy in order for us legally to hold the Special Meeting and conduct business. This is called a quorum. Your shares will be counted as present at the Special Meeting if you:

●	Are present and entitled to vote virtually at the Special Meeting; or

●	Have properly submitted a proxy card or voter instruction card.

If you are present virtually or by proxy at the Special Meeting but withhold your vote or abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote for purposes of establishing a quorum. Proposal 3 is considered a “routine” matter on which brokers, banks, and other nominees have discretionary authority to vote uninstructed shares, and each of the other proposals is considered a “non-routine” matter on which they do not. Accordingly, if you hold your shares in street name and do not provide voting instructions, your broker, bank, or other nominee may vote your shares on Proposal 3, in which case your shares will be counted as present for purposes of establishing a quorum, but your shares will not be voted on Proposals 1, 2 or 4 and will constitute “broker non-votes” on those proposals. The proposals listed in this Proxy Statement state the votes needed to approve the proposed actions.

Q:	What proposals will be voted on at the Special Meeting?

A:	The following proposals will be voted on at the Special Meeting:

●	Proposal 1: The approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the full issuance of shares of Common Stock issuable upon conversion of the September Notes and exercise of the September Warrants issued to the September Investors pursuant to the Purchase Agreement, which shares may represent more than 20% of the Company’s issued and outstanding Common Stock as of the date of the Purchase Agreement;

●	Proposal 2: The approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the full issuance of shares of Common Stock issuable upon exercise of the PIPE Warrant issued to the PIPE Purchaser pursuant to the Interim PIPE SPA, which shares may represent more than 20% of the Company’s issued and outstanding Common Stock as of the date of the Interim PIPE SPA;

●	Proposal 3: The approval of one or more amendments to the Company’s certificate of incorporation to effect one or more reverse stock splits of the Common Stock at an aggregate ratio not to exceed 1-for-[ ]; and

●	Proposal 4: The approval of a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if it is determined by the Company that more time is necessary or appropriate to approve Proposals 1, 2 or 3, or to constitute a quorum at the Special Meeting.

Q:	What are the recommendations of the Board of Directors?

A:	The Board of Directors unanimously recommends that you vote:

●	“FOR” Proposal 1 – the Nasdaq Stock Issuance (September Financing) Proposal;

●	“FOR” Proposal 2 – the Nasdaq Stock Issuance (PIPE Warrant) Proposal;

●	“FOR” Proposal 3 – the Reverse Stock Split Proposal; and

●	“FOR” Proposal 4 – the Adjournment Proposal.

Q:	What does it mean to vote by proxy?

A:	When you vote “by proxy,” you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this Proxy Statement, you will have a designated proxy holder for the Special Meeting.

Any proxy given pursuant to this solicitation and received in time for the Special Meeting will be voted in accordance with your specific instructions. If you provide a proxy, but you do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” each of the proposals. With respect to any other proposal that properly comes before the Special Meeting, the proxy holder will vote in his own discretion according to his best judgment, to the extent permitted by applicable laws and regulations.

Q:	What are the voting rights of stockholders?

A:	Each share of our Common Stock outstanding on the record date entitles its holder to cast one vote on each matter to be voted on. No dissenters’ rights are provided under the Delaware General Corporation Law (the “DGCL”), our certificate of incorporation (as it may be amended, supplemented or otherwise modified from time to time, the “Certificate of Incorporation”) or our Bylaws with respect to any of the proposals described in this Proxy Statement.

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Q:	What is a “broker non-vote”?

A:	Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange. For “non-routine” matters, brokers and banks are not permitted to vote without instructions from the beneficial owner. A broker non-vote occurs when a meeting agenda includes at least one routine matter (on which the broker may vote without instructions) and at least one non-routine matter (on which the broker may not vote without instructions). In this scenario, the broker submits a proxy for the routine matter, making the shares “present” at the meeting, but those same shares are not voted on the non-routine matter because the broker lacks discretionary authority.

Proposals 1, 2 and 4 are considered “non-routine” matters. As a result, a broker will not be able to vote your shares for Proposals 1, 2 and 4. Proposal 3, however, is generally considered to be a “routine” matter, and brokers, banks or other nominees holding shares in street name will be permitted to vote those shares in their discretion for such routine matter at the Special Meeting.

Accordingly, if you hold your shares in street name, it is particularly important that you provide voting instructions to your broker, bank, or other nominee. Your shares will be voted on Proposals 1, 2 and 4 only if you provide such instructions.

Q:	How many votes are required to approve each proposal?

A:	Proposal 1 – Nasdaq Stock Issuance (September Financing) Proposal. Approval requires that a quorum exist and that a majority of the shares present virtually or represented by proxy at the Special Meeting and entitled to vote on the subject matter be voted in favor of the proposal. Because approval is measured against the shares present and entitled to vote on the subject matter, an abstention will have the same effect as a vote “against” the proposal. Brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as Proposal 1) without specific instructions from the customer. Broker non-votes, if any, will not be considered entitled to vote on the proposal and will have no effect on the outcome of the vote.

Proposal 2 – Nasdaq Stock Issuance (PIPE Warrant) Proposal. Approval requires that a quorum exist and that a majority of the shares present virtually or represented by proxy at the Special Meeting and entitled to vote on the subject matter be voted in favor of the proposal. Because approval is measured against the shares present and entitled to vote on the subject matter, an abstention will have the same effect as a vote “against” the proposal. Brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as Proposal 2) without specific instructions from the customer. Broker non-votes, if any, will not be considered entitled to vote on the proposal and will have no effect on the outcome of the vote.

Proposal 3 – Reverse Stock Split Proposal. Approval requires the affirmative vote of at least a majority of votes actually cast at the meeting. Proposal 3 is generally considered to be a “routine” matter which means that banks, brokers or other nominees will have discretionary authority to vote on this matter. Accordingly, no “broker non-votes” are expected on Proposal 3. Abstentions and “broker non-votes,” if any, will not be counted as votes cast and will not affect the outcome of the vote on Proposal 3.

Proposal 4 – Adjournment Proposal. Approval requires that the number of votes cast in favor of the proposal represent a majority of the shares present virtually or represented by proxy at the Special Meeting that are cast either affirmatively or negatively on the proposal. Because approval is determined solely by the votes actually cast for or against the proposal, abstentions are not treated as votes cast and will have no effect on the outcome of the proposal. Brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as Proposal 4) without specific instructions from the customer. Broker non-votes, if any, will not be treated as votes cast and will have no effect on the outcome of the vote.

Q:	Can I access these proxy materials on the Internet? How long will they be available?

A:	Yes. The Notice of Special Meeting and Proxy Statement are available for viewing, printing, and downloading at www.proxyvote.com. All materials will remain posted on www.proxyvote.com at least until the conclusion of the meeting.

Q:	How can I revoke or change my vote after submitting it?

A:	If you are a stockholder of record, you can revoke your proxy before your shares are voted at the Special Meeting by:

●	Filing a written notice of revocation bearing a later date than the proxy with our Chief Executive Officer at Glucotrack, Inc., 301 Rte. 17 North, Ste. 800, Rutherford, New Jersey 07070, at or before the taking of the vote at the Special Meeting;

●	Duly executing a later-dated proxy relating to the same shares and delivering it to our Chief Executive Officer at Glucotrack, Inc., 301 Rte. 17 North, Ste. 800, Rutherford, New Jersey 07070, at or before the taking of the vote at the Special Meeting;

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●	Attending the Special Meeting virtually and voting your shares (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy); or

●	If you voted by telephone or via the Internet, voting again by the same means prior to 11:59 p.m. Eastern Time on [ ], 2026, the day before the Special Meeting (your latest telephone or Internet vote, as applicable, will be counted and all earlier votes will be disregarded).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker, or other holder of record. You may also vote virtually at the Special Meeting if you obtain a legal proxy from them and register to attend the Special Meeting as described in the answers to previous questions.

Q:	Where can I find the voting results of the Special Meeting?

A:	We plan to announce the preliminary voting results at the Special Meeting. We will disclose the results in a Current Report on Form 8-K filed with the SEC within four business days after the Special Meeting.

Q:	Who is paying for this Proxy Statement and the solicitation of my proxy, and how are proxies solicited?

A:	Proxies are being solicited by the Board of Directors for use at the Special Meeting. The Company’s officers and other employees, without additional remuneration, also may assist in the solicitation of proxies in the ordinary course of their employment. In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement. The Company will bear the cost of this proxy solicitation. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate and may reimburse them for reasonable expenses related thereto.

Q:	Who can help answer my questions?

A:	If you have questions about how to vote or direct a vote in respect of your shares or about the proposals, or if you need additional copies of the Proxy Statement or proxy card, you may contact the Company at:

Glucotrack, Inc.

301 Rte. 17 North, Ste. 800

Rutherford, New Jersey 07070

Telephone: (201) 842-7715

Email: investors@glucotrack.com

Attention: Corporate Secretary

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding the beneficial ownership of our Common Stock as of October 12, 2026 (the “Evaluation Date”), by: (i) each of our current directors, (ii) each of our named executive officers, (iii) all such directors and executive officers as a group and (iv) our five percent or greater stockholders. The table is based upon information supplied by our officers, directors and principal stockholders and a review of Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to the table and subject to community property laws where applicable, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned.

Applicable percentages are based on 2,368,237 shares outstanding as of the Evaluation Date, adjusted as required by rules promulgated by the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our Common Stock issuable pursuant to the exercise of stock options or warrants or settlement of shares issued for services that are either immediately exercisable or exercisable within 60 days of the Evaluation Date. These shares are deemed to be outstanding and beneficially owned by the person holding those securities for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, the business address of each of the following entities or individuals is 301 Rte. 17 North, Ste. 800, Rutherford, NJ 07070.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Common Stock
Named Executive Officers and Directors
Paul V. Goode	29	(1)	*
Peter C. Wulff	—		*
Luis Malavé	508	(2)	*
Erin Carter	416	(3)	*
Victoria Carr-Brendel	300	(4)	*
Andrew K. Balo	584	(5)	*
Erik Emerson	39,439	(6)	1.6%
All of our executive officers and directors as a group (7 individuals)	41,276		1.7%

5% or Greater Stockholders
None

(1)	Includes (i) 3 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, (ii) 3 shares of Common Stock issuable upon exercise of warrants currently exercisable and (iii) 23 shares of Common Stock held directly by Mr. Goode.

(2)	Includes (i) 271 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and (ii) 237 shares of Common Stock held directly by Mr. Malavé.

(3)	Includes (i) 271 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and (ii) 145 shares of Common Stock held directly by Ms. Carter.

(4)	Includes (i) 271 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and (ii) 29 shares of Common Stock held directly by Ms. Carr-Brendel.

(5)	Includes (i) 271 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and (ii) 313 shares of Common Stock held directly by Mr. Balo.

(6)	Includes 39,438 shares of Common Stock, consisting of (i) 8 shares of Common Stock held directly by Mr. Emerson and (ii) 39,431 shares of Common Stock held by RXRR Capital Partners (“RXRR”), over which Mr. Emerson has voting and investment power. Beneficial ownership does not include an aggregate of 2,362,200 shares of Common Stock underlying 5 shares of Preferred Stock held by Mr. Emerson directly and 23,617 shares of Series A Preferred Common Stock held by RXRR which were issued in connection with the Business Combination Transactions, which may not be convertible within 60 days of the Evaluation Date.

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PROPOSAL 1

NASDAQ STOCK ISSUANCE (SEPTEMBER FINANCING) PROPOSAL

Purpose of This Proposal

As a result of our listing on Nasdaq, issuances of our Common Stock are subject to the Nasdaq Listing Rules, including Nasdaq Listing Rule 5635(d), which requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of shares of our Common Stock (or securities convertible into or exercisable for shares of our Common Stock) at a price less than the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (such price, the “Minimum Price”) if such issuance would result in the issuance of more than 20% of the shares of our Common Stock outstanding immediately prior to the execution of the agreements related to such issuance.

On September 10, 2026, the Company entered into a securities purchase agreement (the “Purchase Agreement”), with certain investors (the “September Investors”), pursuant to which we issued senior secured convertible promissory notes (the “September Notes”) and common stock purchase warrants (the “September Warrants”) (such transactions, the “September Financing”). The Company issued the September Notes in the aggregate principal amount of $11,596,172.68, in exchange for (i) aggregate cash consideration of $4,500,000 and (ii) the surrender and exchange of $4,545,014.69 in aggregate principal amount of certain outstanding senior secured convertible promissory notes held by certain September Investors, reflecting an aggregate purchase price of $9,045,014.69. The Company also issued to the September Investors the September Warrants to purchase 4,831,739 shares of Common Stock. The September Financing closed on September 10, 2026, resulting in gross proceeds to the Company of $4,500,000, before deducting placement agent fees and other offering expenses. Beginning on September 22, 2026, the Company executed amendments to the September Notes (the “September Note Amendment”) and the September Warrants (the “September Warrant Amendment”). Pursuant to their terms, each September Warrant Amendment became effective upon execution and delivery by the Company and the applicable holder, and the September Note Amendment became effective upon execution and delivery of amendment counterparts by the Company and all holders of September Notes, which occurred on September 28, 2026.

Because the shares of our Common Stock issued or issuable in connection with the Purchase Agreement constituted up to 19.99% of our outstanding Common Stock for purposes of Nasdaq Listing Rule 5635(d) (the “Exchange Cap”), the issuance of any shares upon conversion of the September Notes or exercise of the September Warrants would cause the total cumulative number of shares issued to exceed the 20% threshold. Accordingly, we are seeking stockholder approval in accordance with Nasdaq Listing Rule 5635(d) (the “Stockholder Approval”) for the full issuance of shares of our Common Stock upon conversion of the September Notes, exercise of the September Warrants, and the issuance of any additional shares that may become issuable under the Purchase Agreement, including Penalty Shares (as defined below). The September Financing was a private placement and thus does not meet the definition of a “public offering” under the Nasdaq Listing Rules.

Pursuant to the terms of the Purchase Agreement, we were required to file a registration statement (or add the shares of Common Stock issuable upon conversion of the September Notes and exercise of the September Warrants (the “Registrable Securities”) to an existing registration statement on file with the SEC that has not yet been declared effective) covering the resale of the Registrable Securities within ten (10) days after the closing of the September Financing, and we timely filed such registration statement. We are required to use commercially reasonable efforts to cause such registration statement to be declared effective within forty-five (45) days after the closing date (the “Required Effective Registration Date”). If the registration statement is not declared effective by the Required Effective Registration Date, we shall issue and deliver to the September Investors a number of shares of our Common Stock equal to $250,000 divided by the lowest traded price of our Common Stock between the closing date and the Required Effective Registration Date, and for every thirty (30) days thereafter that the registration statement is not declared effective, a number of additional shares of our Common Stock equal to $250,000 divided by the lowest traded price of our Common Stock during such thirty (30) day period, subject to an aggregate cap of $1,500,000 in shares (such shares, collectively with any shares issuable as a result of a failure to obtain the Stockholder Approval, as described below, the “Penalty Shares”). To the extent the issuance of any Penalty Shares, when aggregated with the other shares of our Common Stock issued or issuable to the September Investors, would exceed the Exchange Cap, such Penalty Shares will not be issued until we have obtained the Stockholder Approval.

The Purchase Agreement also required us to file a proxy statement with the SEC for the purpose of obtaining the Stockholder Approval within thirty (30) days after the closing date, and we timely filed the preliminary version of this proxy statement. We are required to use our commercially best efforts to obtain the Stockholder Approval within ninety (90) days after the closing date (the “Required Stockholder Meeting Date”). For every thirty (30) days after the Required Stockholder Meeting Date that the stockholder meeting is not held, we shall issue and deliver to the September Investors a number of additional shares of our Common Stock equal to $250,000 divided by the lowest traded price of our Common Stock during such thirty (30) day period. If the Stockholder Approval is not obtained by the first Required Stockholder Meeting Date, we are required to cause an additional stockholder meeting to be held every sixty (60) days during the period beginning on such date and continuing 360 days thereafter until the Stockholder Approval is obtained.

Terms of the September Financing

September Notes

The September Notes include an original issue discount of 22%, bear interest at a rate of 8% per annum, and mature nine (9) months from the date of issuance.

The September Notes are convertible, in whole or in part, at any time on or after the issuance date, at a conversion price equal to the lower of (i) $3.12, representing the Nasdaq Minimum Price (as defined in the September Notes) and (ii) 80% of the lowest daily volume weighted average price of the Common Stock of the Company during the fifteen (15) trading days immediately preceding the applicable conversion notice, subject in each case to a floor price equal to 20% of the Nasdaq Minimum Price (the “Floor Price,” and such conversion price, the “Conversion Price”). The total cumulative number of shares of Common Stock issued upon conversion of the September Notes and exercise of the September Warrants, in the aggregate, may not exceed the Exchange Cap, unless and until the Company obtains the Stockholder Approval.

On September 22, 2026, the Company and the holders of the September Notes began executing the September Note Amendment, which became effective on September 28, 2026. The September Note Amendment (i) removed provisions permitting downward adjustment to the Floor Price, (ii) revised certain anti-dilution adjustment provisions so that the Floor Price operates as an absolute floor below which no conversion may occur and no adjustment to the Conversion Price may reduce the Conversion Price below the Floor Price, and (iii) revised the make-whole payment provision so that any True-Up Amount (as defined in the September Notes) may be satisfied only in cash.

If the outstanding principal of the September Notes was converted as of the date of this proxy statement, the total number of shares issuable, based on a conversion at the Floor Price, would be approximately [ ] shares.

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September Warrants

The September Warrants provide 125% coverage of the principal amount of the September Notes and are exercisable for a period of five (5) years from the date of issuance. The September Warrants are not exercisable until the Stockholder Approval has been obtained. The exercise price per warrant share is equal to $7.50 per share; provided that, in each case, the shares of Common Stock issuable upon exercise of the September Warrants are subject to the Exchange Cap and may not be issued in excess thereof unless and until the Company obtains the Stockholder Approval.

On September 22, 2026, the Company and the holders of the September Warrants began executing the September Warrant Amendment, which became effective on September 28, 2026, and removed provisions permitting downward adjustment to the Floor Price.

Based on the original aggregate face value of the September Notes, if the September Warrants were exercised in full at the Floor Price, the total number of shares issuable would be approximately [ ] shares.

Consequences of Your Vote

If This Proposal Is Approved

If this proposal is approved, existing stockholders will suffer dilution in ownership interests and voting rights as a result of the issuance of shares of our Common Stock upon the conversion of the September Notes and exercise of the September Warrants, as described above. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

If this proposal is approved, the issuance of our Common Stock could have an anti-takeover effect because such issuance would make it more difficult for, or discourage an attempt by, a party to obtain control of us by tender offer or other means. The issuance of our Common Stock will increase the number of shares entitled to vote, increase the number of votes required to approve a change of control, and dilute the interest of a party attempting to obtain control of us. Our Board does not have any current knowledge of any effort by any third party to accumulate our securities or obtain control of us by any means.

If This Proposal Is Not Approved

We are not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement, the September Notes or the September Warrants, as we have already done so, and such documents already are binding obligations of ours. The failure of our stockholders to approve this proposal will not negate the existing terms of the documents, which will remain binding obligations of ours.

If this proposal is not approved, the September Investors will not be able to convert the September Notes or exercise the September Warrants. In addition, we would be subject to the Penalty Share and additional stockholder meeting requirements described above under “Purpose of This Proposal.”

Required Vote of Stockholders

The approval of Proposal 1 requires that a quorum exist and that a majority of the shares present virtually or represented by proxy at the Special Meeting and entitled to vote on the subject matter be voted in favor of the proposal. Because approval is measured against the shares present and entitled to vote on the subject matter, an abstention will have the same effect as a vote “against” the proposal. Brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as Proposal 1) without specific instructions from the customer. Broker non-votes, if any, will not be considered entitled to vote on the proposal and will have no effect on the outcome of the vote.

Recommendation of our Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

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PROPOSAL 2

NASDAQ STOCK ISSUANCE (PIPE WARRANT) PROPOSAL

Purpose of This Proposal

As a result of our listing on Nasdaq, issuances of our Common Stock are subject to the Nasdaq Listing Rules, including Nasdaq Listing Rule 5635(d), which requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of shares of our Common Stock (or securities convertible into or exercisable for shares of our Common Stock) at a price less than the Minimum Price if such issuance would result in the issuance of more than 20% of the shares of our Common Stock outstanding immediately prior to the execution of the agreements related to such issuance.

On August 4, 2026, the Company entered into a securities purchase agreement (the “Interim PIPE SPA”) with an investor (the “PIPE Purchaser”) for a private placement of securities (the “Interim PIPE”), resulting in aggregate gross proceeds to the Company of $2,000,000. At the closing, the Company issued 2,666,667 pre-funded warrants (the “Pre-Funded Warrants”) to purchase 2,666,667 shares of Common Stock, at a purchase price of $0.75 per warrant less the exercise price per Pre-Funded Warrant of $0.0001 per share (the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants, the “Pre-Funded Warrant Shares”), and Common Stock purchase warrants (the “PIPE Warrant” and, together with the Pre-Funded Warrants, the “Warrants”) to purchase 2,666,667 shares (the “Warrant Shares”) of Common Stock, at an exercise price of $1.50 per Warrant Share.

The PIPE Warrant was subsequently amended twice. On September 14, 2026, the Company and the PIPE Purchaser entered into an amendment to the PIPE Warrant (“Amendment No. 1”) to provide that the holder shall not be entitled to exercise a PIPE Warrant, in whole or in part, and the Company shall not effect any exercise of a PIPE Warrant or issue any shares pursuant thereto, unless and until the Company has obtained the approval of its stockholders for the issuance of all shares issuable pursuant to the PIPE Warrant in accordance with Nasdaq Listing Rule 5635(d) and any other applicable rules of Nasdaq. On September 22, 2026, the Company and the PIPE Purchaser entered into a second amendment to the PIPE Warrant (“Amendment No. 2”), removing provisions permitting downward adjustment to the Floor Price (as defined in the Interim PIPE SPA).

The PIPE Warrant has a term of exercise of five (5) years and is subject to a floor price equal to 20% of the closing price of the Common Stock on the date of issuance of the PIPE Warrant. The exercise of the PIPE Warrant is subject to a beneficial ownership limitation of 9.99% of the outstanding Common Stock.

Accordingly, and as a result of Amendment No. 1, the Company is seeking stockholder approval, in accordance with Nasdaq Listing Rule 5635(d), for the full issuance of the Warrant Shares issuable upon exercise of the PIPE Warrant, as amended. This Proposal does not relate to the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants.

Consequences of Your Vote

If This Proposal Is Approved

If this proposal is approved, existing stockholders will suffer dilution in ownership interests and voting rights as a result of the issuance of shares of our Common Stock upon the exercise of the PIPE Warrant, as described above. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

If this proposal is approved, the issuance of our Common Stock could have an anti-takeover effect because such issuance would make it more difficult for, or discourage an attempt by, a party to obtain control of us by tender offer or other means. The issuance of our Common Stock will increase the number of shares entitled to vote, increase the number of votes required to approve a change of control, and dilute the interest of a party attempting to obtain control of us. Our Board does not have any current knowledge of any effort by any third party to accumulate our securities or obtain control of us by any means.

If This Proposal Is Not Approved

We are not seeking the approval of our stockholders to authorize our entry into the Interim PIPE SPA or the PIPE Warrant, as we have already done so, and such documents already are binding obligations of ours. The failure of our stockholders to approve this proposal will not negate the existing terms of the documents, which will remain binding obligations of ours.

If this proposal is not approved, the PIPE Purchaser will not be able to exercise the PIPE Warrant.

Required Vote of Stockholders

The approval of Proposal 2 requires that a quorum exist and that a majority of the shares present virtually or represented by proxy at the Special Meeting and entitled to vote on the subject matter be voted in favor of the proposal. Because approval is measured against the shares present and entitled to vote on the subject matter, an abstention will have the same effect as a vote “against” the proposal. Brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as Proposal 2) without specific instructions from the customer. Broker non-votes, if any, will not be considered entitled to vote on the proposal and will have no effect on the outcome of the vote.

Recommendation of our Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

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PROPOSAL 3

REVERSE STOCK SPLIT PROPOSAL

Overview

Our Board has determined that it is advisable and in the best interests of the Company and its stockholders for us to amend our Certificate of Incorporation (the “Reverse Stock Split Charter Amendment”) to authorize our Board (with delegated authority to our Chief Executive Officer) to effect one or more reverse stock splits (each, a “Reverse Stock Split,” and collectively, the “Reverse Stock Splits”) of our issued and outstanding shares of Common Stock at one or more specific ratios, not to exceed 1-for-[ ] (the “Maximum Split Ratio”), with the final ratio or ratios selected (in the aggregate) referred to as the “Approved Split Ratio.” A vote for this Proposal 3 will constitute approval of the Reverse Stock Splits that, once authorized by management and effected by the filing of one or more Reverse Stock Split Charter Amendments with the Secretary of State of the State of Delaware, will combine a number of shares of our Common Stock, up to 2 shares of our Common Stock (in the aggregate), into one share of our Common Stock. If implemented, the Reverse Stock Splits will have the effect of decreasing the number of shares of our Common Stock issued and outstanding. As used herein, “management” means the Company’s Chief Executive Officer.

Accordingly, stockholders are asked to adopt and approve the Reverse Stock Split Charter Amendment, in substantially the form set forth in Appendix A of this Proxy Statement, to effect one or more Reverse Stock Splits as set forth in the Reverse Stock Split Charter Amendment, subject to management’s determination, in its sole discretion, whether or not to implement the Reverse Stock Splits, as well as the specific ratio or ratios, in the aggregate up to the Maximum Split Ratio, and provided that the Reverse Stock Splits must be effected on or prior to the one-year anniversary date of this Special Meeting. The text of Appendix A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as management deems necessary or advisable to implement the Reverse Stock Splits. Appendix A is provided as a form of filing, and if management elects to effect more than one Reverse Stock Split, we expect to file a separate Reverse Stock Split Charter Amendment for each Reverse Stock Split, each reflecting the applicable ratio and effective time.

If adopted and approved by the holders of our outstanding Common Stock, the Reverse Stock Splits would be applied at a ratio or ratios (in the aggregate), not to exceed the Maximum Split Ratio, determined by management prior to the one-year anniversary date of this Special Meeting. The Company’s management team reserves the right to elect to abandon the Reverse Stock Splits if it determines, in its sole discretion, that the Reverse Stock Splits are no longer in the best interests of the Company and its stockholders.

Purpose and Rationale for the Reverse Stock Split

Avoid Delisting from Nasdaq. Our Board believes a Reverse Stock Split may be necessary to maintain our listing on The Nasdaq Capital Market and compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). Accordingly, the Board has approved resolutions proposing the Reverse Stock Split Charter Amendment to effect one or more Reverse Stock Splits and directed that it be submitted to our stockholders for adoption and approval at the Special Meeting. Management and the Board have considered the potential harm to us and our stockholders should Nasdaq delist our Common Stock from trading. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an OTC market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing OTC markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons.

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Other reasons. The Board also believes that the increased market price of our Common Stock expected as a result of implementing a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and may encourage interest and trading in our Common Stock. A Reverse Stock Split, if effected, could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our Common Stock. A Reverse Stock Split could help increase analyst and broker interest in the Common Stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Our Board does not intend for this transaction to be the first step in a series of plans or proposals to effect a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Risks of the Proposed Reverse Stock Split

We cannot assure you that any Reverse Stock Split will increase the price of our Common Stock and have the desired effect of maintaining compliance with Nasdaq’s Bid Price Rule.

If one or more Reverse Stock Splits are implemented, our Board expects that the market price of our Common Stock will increase so that we are able to maintain compliance with the Bid Price Rule. However, the effect of a Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and the results of reverse stock splits by companies in similar circumstances have varied. It is possible that (i) the per share price of our Common Stock after a Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding, (ii) the market price per post-Reverse Stock Split share may not exceed, or may not remain in excess of, the $1.00 minimum bid price required by the Bid Price Rule for a sustained period of time, or (iii) a Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. The market price of our Common Stock will also depend on other factors that may be unrelated to the number of shares outstanding, including our future performance, and may decline following a Reverse Stock Split as a result of those factors. In addition, even if the market price per post-Reverse Stock Split share of our Common Stock remains in excess of $1.00, our Common Stock may be delisted if we fail to meet other Nasdaq continued listing requirements, including those relating to minimum stockholders’ equity, the minimum number of publicly held shares and the minimum market value of publicly held shares.

A decline in the market price of our Common Stock after a Reverse Stock Split is implemented may result in a greater percentage decline than would occur in the absence of a reverse stock split.

If a Reverse Stock Split is implemented and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.

A Reverse Stock Split may decrease the liquidity of our Common Stock.

The liquidity of our Common Stock may be harmed by a Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.

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Determination of the Ratio for the Reverse Stock Split

If Proposal 3 is approved by stockholders and management determines that it is in the best interests of the Company and its stockholders to move forward with a Reverse Stock Split, the ratio or ratios of the Reverse Stock Splits, in the aggregate not to exceed the Maximum Split Ratio, will be selected by management in its sole discretion. In determining which ratio to use, management will consider numerous factors, including the historical and projected performance of our Common Stock, the effect of the ratio on our compliance with other Nasdaq listing requirements, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our Common Stock in the period following the effectiveness of the Reverse Stock Split. Management will also consider the impact of the ratio on investor interest. The purpose of selecting a maximum is to give management the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of Common Stock issued and outstanding as of the date of this proxy statement, after completion of the Reverse Stock Split, we will have approximately 1,184,119 shares of Common Stock issued and outstanding if the Maximum Split Ratio is chosen by management.

Principal Effects of the Reverse Stock Splits

After the effective date of any Reverse Stock Split, each stockholder will own a reduced number of shares of Common Stock. The proposed Reverse Stock Splits will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the proposed Reverse Stock Splits. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split.

The following table contains the approximate number of issued and outstanding shares of Common Stock, and the estimated per share trading price following a 1:2 Reverse Stock Split, without giving effect to the issuance of any derivative securities, as of October 12, 2026.

After Each Reverse Stock Split Ratio	Current	1:2
Common stock Authorized	250,000,000	250,000,000
Common stock Issued and Outstanding	2,368,237	1,184,119
Number of Shares of Common Stock Reserved for Issuance(1)	8,509,245	4,254,623
Number of Shares of Common Stock Authorized but Unissued and Unreserved	239,122,518	244,561,258
Price per share, based on the closing price of our Common Stock(2)	$1.16	$2.32

(1)	Includes shares reserved for issuance under the Company’s 2010 Incentive Compensation Plan (the “2010 Plan”) and the 2024 Plan.

(2)	The price per share indicated reflects solely the application of the applicable reverse split ratio to the closing price of the Common Stock on 12, 2026. After the effective date of the Reverse Stock Split, our Common Stock would have a new CUSIP number, a number used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Splits will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be reported on Nasdaq under the symbol “GCTK,” although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of a Reverse Stock Split to indicate that a Reverse Stock Split had occurred.

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Effect on Outstanding Derivative Securities

A Reverse Stock Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise or conversion of the following outstanding derivative securities issued by us, in accordance with the Approved Split Ratio (all figures are as of October 12, 2026, and are on a pre-Reverse Stock Split basis), including:

●	1,109 shares of Common Stock issuable upon the exercise of options outstanding at a weighted average exercise price of $1,121.14 per share;

●	146,562 shares of Common Stock issuable upon exercise of warrants;

●	8,333 shares of Common Stock issuable under the 2024 Plan.

The adjustments to the above securities, as required by a Reverse Stock Split and in accordance with the Approved Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

Effect on Equity Incentive Plans

As of October 12, 2026, we had 0 shares and 8,333 shares of Common Stock reserved for issuance pursuant to the exercise of outstanding options issued under our 2010 Plan and 2024 Plan, respectively. Pursuant to the terms of the 2010 Plan and the 2024 Plan, the Board, or a designated committee thereof, as applicable, will adjust the number of shares of Common Stock underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the 2010 Plan and the 2024 Plan to equitably reflect the effects of any Reverse Stock Split. The number of shares subject to vesting under restricted stock awards and the number of shares issuable as contingent consideration as part of an acquisition by the Company will be similarly adjusted, subject to our treatment of fractional shares. Furthermore, the number of shares available for future grant under the 2024 Plan will be similarly adjusted.

Effective Date

The Reverse Stock Splits would become effective on the date(s) of filing of the Reverse Stock Split Charter Amendment with the office of the Secretary of State of the State of Delaware unless another effective date is set forth in the Reverse Stock Split Charter Amendment. On each such effective date, shares of Common Stock issued and outstanding and shares of Common Stock held in treasury, in each case, immediately prior thereto will be combined and reclassified, automatically and without any action on the part of our stockholders, into new shares of Common Stock in accordance with the Approved Split Ratio set forth in this Proposal 3. If the proposed Reverse Stock Split Charter Amendment is not adopted and approved by our stockholders, the Reverse Stock Splits will not occur.

Treatment of Fractional Shares

No fractional shares of Common Stock will be issued as a result of any Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share.

Record and Beneficial Stockholders

If the Reverse Stock Splits are authorized by our stockholders and management elects to implement one or more Reverse Stock Splits, stockholders of record holding some or all of their shares of Common Stock electronically in book entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of Common Stock they hold after the applicable Reverse Stock Split. Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If the Reverse Stock Splits are authorized by the stockholders and our management elects to implement one or more Reverse Stock Splits, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal as soon as practicable after the effective date of the applicable Reverse Stock Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for post-Reverse Stock Split shares in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the applicable Reverse Stock Split would continue to be valid and would represent the adjusted number of whole shares based on the ratio of the applicable Reverse Stock Split selected by management. No new post-Reverse Stock Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-REVERSE STOCK SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of Common Stock would remain unchanged at $0.001 per share after the Reverse Stock Splits. As a result, on the effective date of each Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the ratio, up to the Maximum Split Ratio, selected by management, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The shares of Common Stock held in treasury, if any, will also be reduced proportionately based on the ratio selected by management. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of any Reverse Stock Split.

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No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the DGCL with respect to this Proposal 3 and we will not independently provide our stockholders with any such right if any Reverse Stock Split is implemented.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Stock Split to our stockholders. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Department of the Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the federal income tax consequences of a Reverse Stock Split. This discussion only addresses stockholders who hold Common Stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-Reverse Stock Split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our Common Stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Splits to them. In addition, the following discussion does not address the tax consequences of a Reverse Stock Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as a Reverse Stock Split, whether or not they are in connection with a Reverse Stock Split.

We believe that because the Reverse Stock Splits are not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Stock Splits should have the following federal income tax effects. A Reverse Stock Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of Common Stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its old shares of Common Stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

We will not recognize any gain or loss as a result of the proposed Reverse Stock Splits.

A stockholder of our Common Stock will be subject to backup withholding if such stockholder is not otherwise exempt and such stockholder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS. Stockholders of our Common Stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLITS AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLITS IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Required Vote and Recommendation of the Board for Proposal 3

Pursuant to the amendments to Section 242 of the DGCL, which became effective on August 1, 2023 (the “DGCL Amendments”), the stockholder vote required to approve certain amendments to a corporation’s certificate of incorporation, including those effecting a reverse stock splits or increasing the number of authorized shares, was reduced from the affirmative vote of a majority of the outstanding shares entitled to vote thereon, to the affirmative vote of a majority of votes cast on the proposal. As a result, abstentions to have no effect on the outcome of the vote. This reduced voting standard only applies to corporations whose stock is listed on a national securities exchange and that would continue to satisfy the applicable exchange listing requirements immediately following the effectiveness of the amendment.

Pursuant to the DGCL Amendments, approval and adoption of this Proposal 3 requires the affirmative vote of at least a majority of votes actually cast on the proposal. Proposal 3 is generally considered to be a “routine” matter which means that banks, brokers or other nominees will have discretionary authority to vote on this matter. Accordingly, no “broker non-votes” are expected on Proposal 3. Abstentions and “broker non-votes,” if any, will not be counted as votes cast and will not affect the outcome of the vote on Proposal 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 3.

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PROPOSAL 4

ADJOURNMENT PROPOSAL

Holders of Common Stock are being asked to authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the Board to adjourn the Special Meeting to another date, time or place for the purpose of soliciting additional proxies. If the stockholders approve this proposal, the Board could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted.

This Adjournment Proposal will be presented to stockholders at the Special Meeting to seek their approval of an adjournment to another time or place, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2 or 3 or to constitute a quorum.

If, at the Special Meeting, the number of shares present or represented and voting to approve the presented proposals is not sufficient to approve Proposals 1, 2 or 3 or if a quorum is not present, the Board currently intends to move to adjourn the Special Meeting to enable the Board to solicit additional proxies for the approval of Proposals 1, 2 and 3, or to constitute a quorum.

Required Vote of Stockholders

The approval of Proposal 4 requires that the number of votes cast in favor of the proposal represent a majority of the shares present virtually or represented by proxy at the Special Meeting that are cast either affirmatively or negatively on the proposal. Because approval is determined solely by the votes actually cast for or against the proposal, abstentions are not treated as votes cast and will have no effect on the outcome of the proposal. Brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as Proposal 4) without specific instructions from the customer. Broker non-votes, if any, will not be treated as votes cast and will have no effect on the outcome of the vote.

Recommendation of our Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF PROPOSAL 4.

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HOUSEHOLDING MATTERS

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. This means that only one copy of the proxy materials may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of the proxy materials either now or in the future, please contact our Chief Executive Officer either by calling (201) 842-7715 or by mailing a request to Attn: Chief Executive Officer, 301 Rte. 17 North, Ste. 800, Rutherford, NJ 07070. Upon written or oral request to the Chief Executive Officer, the Company will provide a separate copy of the proxy materials. In addition, stockholders at a shared address who receive multiple copies of proxy materials may request to receive a single copy of proxy materials in the future in the same manner as described above.

STOCKHOLDER PROPOSALS

Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our principal executive officer at our principal executive offices located at 301 Rte. 17 North, Ste. 800, Rutherford, NJ 07070 no later than March 19, 2027. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

Our Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). In order to properly bring business before an annual meeting, our Bylaws require, among other things, that the stockholder submit written notice thereof complying with our Bylaws to our principal executive officer, at the above address, not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than April 20, 2027 and no later than May 20, 2027. If a stockholder fails to provide timely notice of a proposal to be presented at our 2027 Annual Meeting of Stockholders, the proxy designated by our Board will have discretionary authority to vote on any such proposal that may come before the meeting. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than June 19, 2027. Stockholders desiring to nominate a director or submit a proposal are advised to examine the Company’s Bylaws, as they contain additional submission requirements.

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CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

If you have any questions or require any assistance with voting your shares or need additional copies of this proxy statement or voting materials, please contact:

Investor Relations

Glucotrack, Inc.

301 Rte. 17 North, Ste. 800

Rutherford, New Jersey 07070

(201) 842-7715

investors@glucotrack.com

It is important that your shares are represented at the Special Meeting. Whether or not you plan to attend the Special Meeting, please vote by using the Internet or by telephone or, if you received a paper copy of the proxy card by mail, by signing and returning the enclosed proxy card, so your shares will be represented at the Special Meeting.

The form of proxy card and this proxy statement have been approved by the Board and are being mailed or delivered to stockholders by its authority.

By Order of the Board of Directors of
Glucotrack, Inc.

Sincerely,

Erik Emerson Chief Executive Officer

Rutherford, New Jersey

[  ], 2026

17

Appendix A

Reverse Stock Split Amendment

FORM OF

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF GLUCOTRACK, INC.

Glucotrack, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is Glucotrack, Inc.

2. The Certificate of Incorporation of the Corporation is amended by replacing Article IV with the following:

“The total number of shares of common stock which the Corporation is authorized to issue is 250,000,000 shares, par value $0.001 per share (“Common Stock”), and the total number of shares of preferred stock which the Corporation is authorized to issue is 10,000,000 shares, par value $0.001 per share.

The Board of Directors of the Corporation is hereby expressly authorized to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

Upon the filing and effectiveness (the “Effective Time”) of this amendment to the Corporation’s Certificate of Incorporation, as amended, pursuant to the Delaware General Corporation Law, each [__] shares of the Common Stock issued immediately prior to the Effective Time (the “Old Common Stock”) shall be reclassified and combined into one validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, $0.001 par value per share (the “New Common Stock”), without any action by the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares of New Common Stock shall be issued as a result of the Reverse Stock Split and any person who would otherwise be entitled to a fractional share of New Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split. Each book entry position that theretofore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such book entry position shall have been reclassified and combined; provided, that each person holding of record a book entry position that represented shares of Old Common Stock shall receive a new book entry position evidencing and representing the number of shares of New Common Stock to which such person is entitled under the foregoing reclassification and combination.

The Reverse Stock Split shall not affect the total number of shares of capital stock, including the Common Stock, that the Corporation is authorized to issue, which shall remain as set forth under this Article IV.”

3. This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. This Certificate of Amendment shall become effective as of 4:30 p.m., Eastern Time on [__], 202[__].

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [__]th day of [__], 202[__].

GLUCOTRACK, INC.

By:
Name:
Title:

A-1

**PRELIMINARY PROXY CARD**

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to www.proxyvote.com **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [__], 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to www.virtualshareholdermeeting.com/GCTK[___]

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [__], 2026. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

DETACH AND RETURN THIS PORTION ONLY

**GLUCOTRACK, INC.**

**The Board of Directors recommends you vote FOR the following proposals:**

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

**Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:**
The Proxy Statement is available at www.proxyvote.com.

**GLUCOTRACK, INC.**
**SPECIAL MEETING OF STOCKHOLDERS**
**[___], 2026 [___]:00 P.M. ET**
**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

The stockholder hereby appoints Erik Emerson as the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the Common Stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**